UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2020

MercadoLibre, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33647	98-0212790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Arias 3751, 7th Floor, Buenos Aires, Argentina C1430CRG
(Address of Principal Executive Offices) (Zip Code)

+54-11-4640-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MELI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On November 11, 2020, MercadoLibre, Inc. (the “Company”) entered into privately negotiated capped call transactions having an expiration date of August 21, 2023 with certain financial institutions (collectively, the “Counterparties” and such transactions, the “Capped Call Transactions”). The purpose of the Capped Call Transactions is to manage the future impact on the Company of conversions of its outstanding 2.00% Convertible Senior Notes due 2028 (the “2028 Notes”).

The Capped Call Transactions cover, subject to anti-dilution adjustments substantially similar to those applicable to the 2028 Notes, the same number of shares of MercadoLibre’s common stock initially underlying the 2028 Notes. In addition, to the extent the 2028 Notes remain outstanding at the expiration of the Capped Call Transactions, MercadoLibre may seek to extend the expiration of the Capped Call Transactions or enter into new capped call transactions. The Capped Call Transactions are expected generally to reduce potential dilution to MercadoLibre’s common stock upon any conversion of the 2028 Notes prior to the expiration date of the Capped Call Transactions and/or partially offset any cash payments MercadoLibre is required to make in excess of the principal amount of any such converted 2028 Notes, as the case may be, in the event that the market price per share of MercadoLibre’s common stock, as measured under the terms of the Capped Call Transactions, is greater than the strike price of the Capped Call Transactions as adjusted pursuant to the anti-dilution adjustments. If, however, the market price per share of MercadoLibre’s common stock, as measured under the terms of the Capped Call Transactions, exceeds the cap price of the Capped Call Transactions, there would nevertheless be dilution upon conversion of the 2028 Notes to the extent of such excess. MercadoLibre could also use the Capped Call Transactions to partially offset cash payments, in excess of the principal amount of the 2028 Notes, that it may elect to make under the terms of the 2028 Notes, but it does not intend to make that election. In addition, to the extent any observation period for any converted 2028 Notes does not correspond to the period during which the market price of MercadoLibre’s common stock is measured under the terms of the Capped Call Transactions, there could also be dilution and/or a reduced offset of any such cash payments as a result of the different measurement periods. The initial strike price and cap price will be set based on the market price per share of MercadoLibre’s common stock over a reference period.

MercadoLibre entered into capped call transactions in August 2018 when it issued the 2028 Notes, and entered into additional capped call transactions in November 2018 and June 2019 and amended the November 2018 capped call transactions in November 2019. MercadoLibre entered into additional capped call transactions in June and August 2020. All of these transactions remain in effect. The Capped Call Transactions entered into today are in addition to those previous transactions, and, based on current market prices, they are expected to have a higher strike price and cap price.

MercadoLibre has been advised that, in connection with establishing their initial hedges of the Capped Call Transactions, the Counterparties or their respective affiliates may purchase shares of MercadoLibre’s common stock and/or enter into various derivative transactions with respect to MercadoLibre’s common stock. This activity could increase (or reduce the size of any decrease in) the market price of MercadoLibre’s common stock or the 2028 Notes at that time.

In addition, MercadoLibre has been advised that the Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to MercadoLibre’s common stock and/or purchasing or selling MercadoLibre’s common stock or other securities of MercadoLibre in secondary market transactions prior to the final settlement of the Capped Call Transactions. This activity could also cause or avoid an increase or a decrease in the market price of MercadoLibre’s common stock or the 2028 Notes, which could affect the ability of holders of the 2028 Notes to convert the 2028 Notes and, to the extent the activity occurs during any observation period related to a conversion of 2028 Notes, it could affect the number of shares and value of the consideration that holders of the 2028 Notes will receive upon conversion of the 2028 Notes.

The options MercadoLibre holds under the Capped Call Transactions will be exercised on their expiration date, and in the event MercadoLibre repurchases, exchanges or redeems any 2028 Notes or any 2028 Notes are converted prior to the relevant valuation period under the Capped Call Transactions, a corresponding portion of the Capped Call Transactions may be terminated at MercadoLibre’s option. Upon such termination, MercadoLibre expects to receive from the Counterparties either a number of shares of MercadoLibre’s common stock with an aggregate market value equal to, or an amount of cash equal to, the value of the Capped Call Transactions or portion thereof, as the case may be, being early terminated, subject to the terms of the Capped Call Transactions. MercadoLibre has been advised that the Counterparties or their respective affiliates, in order to unwind their hedge positions with respect to those exercised or terminated options, are likely to buy or sell shares of MercadoLibre’s common stock or other securities or instruments of MercadoLibre, including the 2028 Notes, in secondary market transactions or unwind various derivative transactions with respect to such common stock during the relevant valuation period under the Capped Call Transactions, which may correspond to any observation period for any converted 2028 Notes. These unwind activities could have the effect of increasing or decreasing the trading price of MercadoLibre’s common stock and, to the extent the activity occurs during any observation period related to a conversion of 2028 Notes, could have the effect of increasing or reducing the value of the consideration that holders of the 2028 Notes will receive upon conversion of the 2028 Notes.

The Capped Call Transactions are separate transactions entered into by and between MercadoLibre and the Counterparties and are not part of the terms of the 2028 Notes. Holders of the 2028 Notes will not have any rights with respect to Capped Call Transactions.

Forward-Looking Statements

Any statements herein regarding MercadoLibre, Inc. that are not historical or current facts are forward-looking statements. These forward-looking statements convey MercadoLibre, Inc.’s current expectations or forecasts of future events. Forward-looking statements regarding MercadoLibre, Inc. involve known and unknown risks, uncertainties and other factors that may cause MercadoLibre, Inc.’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors,” “Forward-Looking Statements” and “Cautionary Statement Regarding Forward-Looking Statements” sections of MercadoLibre, Inc.’s annual report on Form 10-K for the year ended December 31, 2019 and quarterly reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020, and any of MercadoLibre, Inc.’s other applicable filings with the Securities and Exchange Commission. Unless required by law, MercadoLibre, Inc. undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.

Dated: November 11, 2020	By:	/s/ Marcelo Melamud
	Name:	Marcelo Melamud
	Title:	Chief Accounting Officer